EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement of NATIONAL COAL CORP. on Form S-8 of our report dated February 13, 2004, included in the Annual Report on Form 10-KSB, of NATIONAL COAL CORP. for the fiscal year ended December 31, 2003.



                                          /s/ Gordon, Hughes & Banks, LLP
                                          -------------------------------
                                          GORDON, HUGHES & BANKS, LLP

Greenwood Village, Colorado
March 3, 2005